                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-3

                                                                                               Distribution Date:          5/15/2002

Section 5.2 - Supplement                                             Class A        Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                      0.00            0.00             0.00                0.00

(ii)    Monthly Interest Distributed                               2,336,250.00      136,149.60        67,909.77        2,540,309.37
        Deficiency Amounts                                                 0.00            0.00                                 0.00
        Additional Interest                                                0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                      67,020,148.46    3,807,935.90     5,331,175.25       76,159,259.62

(iv)    Collections of Finance Charge Receivables                  5,703,458.64      324,057.85       453,686.51        6,481,203.00

(v)     Aggregate Amount of Principal Receivables                                                                  28,434,095,323.53

                                            Investor Interest    450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36
                                            Adjusted Interest    450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36

                                                 Series
        Floating Investor Percentage                    1.80%            88.00%           5.00%            7.00%             100.00%
        Fixed Investor Percentage                       1.80%            88.00%           5.00%            7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     96.19%
                  30 to 59 days                                                                                                1.18%
                  60 to 89 days                                                                                                0.84%
                  90 or more days                                                                                              1.79%
                                                                                                                   -----------------
                                            Total Receivables                                                                100.00%

(vii)   Investor Default Amount                                    2,144,176.76      121,827.36       170,560.38        2,436,564.50

(viii)  Investor Charge-Offs                                               0.00            0.00             0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00             0.00

(x)     Net Servicing Fee                                            375,000.00       21,306.67        29,829.70          426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                         9.50%

(xii)   Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)             450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36

(xiv)   LIBOR                                                                                                               1.86000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                            5,331,538.18      302,751.18       423,856.82        6,058,146.18

(xxii)  Certificate Rate                                               6.23000%        6.39000%         2.38500%

------------------------------------------------------------------------------------------------------------------------------------



        By:
           -----------------------------------
           Name:  Patricia M. Garvey
           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-2

                                                                                               Distribution Date:          5/15/2002

Section 5.2 - Supplement                                             Class A        Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                      0.00            0.00             0.00                0.00

(ii)    Monthly Interest Distributed                               2,740,833.33      160,416.67        95,156.25        2,996,406.25
        Deficiency Amounts                                                 0.00            0.00                                 0.00
        Additional Interest                                                0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                      81,913,514.79    4,654,176.98     6,515,847.77       93,083,539.53

(iv)    Collections of Finance Charge Receivables                  6,970,893.90      396,073.52       554,502.92        7,921,470.34

(v)     Aggregate Amount of Principal Receivables                                                                  28,434,095,323.53

                                            Investor Interest    550,000,000.00   31,250,000.00    43,750,000.00      625,000,000.00
                                            Adjusted Interest    550,000,000.00   31,250,000.00    43,750,000.00      625,000,000.00

                                                 Series
        Floating Investor Percentage                    2.20%            88.00%           5.00%            7.00%             100.00%
        Fixed Investor Percentage                       2.20%            88.00%           5.00%            7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                    96.19%
                   30 to 59 days                                                                                               1.18%
                   60 to 89 days                                                                                               0.84%
                   90 or more days                                                                                             1.79%
                                                                                                                   -----------------
                                            Total Receivables                                                                100.00%

(vii)   Investor Default Amount                                    2,620,660.49      148,901.16       208,461.63        2,978,023.28

(viii)  Investor Charge-Offs                                               0.00            0.00             0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00             0.00

(x)     Net Servicing Fee                                            458,333.33       26,041.67        36,458.33          520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                         9.49%

(xii)   Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)             550,000,000.00   31,250,000.00    43,750,000.00      625,000,000.00

(xiv)   LIBOR                                                                                                               1.86000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                            6,512,560.57      370,031.85       518,044.59        7,400,637.01

(xxii)  Certificate Rate                                               5.98000%        6.16000%         2.61000%

------------------------------------------------------------------------------------------------------------------------------------



        By:
           -----------------------------------
           Name:  Patricia M. Garvey
           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-3

                                                                                               Distribution Date:          5/15/2002

Section 5.2 - Supplement                                             Class A        Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                      0.00            0.00             0.00                0.00

(ii)    Monthly Interest Distributed                               2,434,132.89      141,813.47        71,280.06        2,647,226.42
        Deficiency Amounts                                                 0.00            0.00                                 0.00
        Additional Interest                                                0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                      61,358,137.39    3,486,239.19     4,880,919.67       69,725,296.25

(iv)    Collections of Finance Charge Receivables                  5,221,617.78      296,681.24       415,369.47        5,933,668.50

(v)     Aggregate Amount of Principal Receivables                                                                  28,434,095,323.53

                                            Investor Interest    411,983,000.00   23,408,000.00    32,772,440.86      468,163,440.86
                                            Adjusted Interest    411,983,000.00   23,408,000.00    32,772,440.86      468,163,440.86

                                                 Series
        Floating Investor Percentage                    1.65%            88.00%           5.00%            7.00%             100.00%
        Fixed Investor Percentage                       1.65%            88.00%           5.00%            7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                    96.19%
                   30 to 59 days                                                                                               1.18%
                   60 to 89 days                                                                                               0.84%
                   90 or more days                                                                                             1.79%
                                                                                                                   -----------------
                                            Total Receivables                                                                100.00%

(vii)   Investor Default Amount                                    1,963,031.94      111,535.31       156,155.35        2,230,722.60

(viii)  Investor Charge-Offs                                               0.00            0.00             0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00             0.00

(x)     Net Servicing Fee                                            343,319.17       19,506.67        27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                         9.49%

(xii)   Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)             411,983,000.00   23,408,000.00    32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                               1.86000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                            4,878,298.62      277,174.58       388,059.10        5,543,532.30

(xxii)  Certificate Rate                                               7.09000%        7.27000%         2.61000%

------------------------------------------------------------------------------------------------------------------------------------



        By:
           -----------------------------------
           Name:  Patricia M. Garvey
           Title: Vice President